WESTERN ASSET FUNDS, INC.

AUGUST 20, 2010

SUPPLEMENT TO SUMMARY PROSPECTUS OF

WESTERN ASSET CORE BOND PORTFOLIO

DATED APRIL 30, 2010

AND

SUPPLEMENT TO PROSPECTUS OF

WESTERN ASSET CORE BOND PORTFOLIO

DATED APRIL 30, 2010

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated April 30, 2010, as supplemented June 14, 2010 and August 20, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010 and August 20, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

The sub-section labeled “Portfolio managers” under the section titled “Management” in the fund’s Summary Prospectus is deleted and replaced with the following:

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Mark S. Lindbloom and Carl L. Eichstaedt. Messrs. Leech and Walsh have been portfolio managers for the fund since its inception. Mr. Lindbloom has been a portfolio manager for the fund since 2006. Mr. Eichstaedt has been a portfolio manager for the fund since 1994. These portfolio managers work together with a broader investment management team.

Prospectus

The sub-section labeled “Portfolio managers” under the section titled “Management” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Mark S. Lindbloom and Carl L. Eichstaedt. Messrs. Leech and Walsh have been portfolio managers for the fund since its inception. Mr. Lindbloom has been a portfolio manager for the fund since 2006. Mr. Eichstaedt has been a portfolio manager for the fund since 1994. These portfolio managers work together with a broader investment management team.

The disclosure under the heading “Western Asset Core Bond Portfolio” within the “Portfolio managers” sub-section of the “More on fund management” section of the fund’s Prospectus is deleted and replaced with the following:

Western Asset Core Bond Portfolio. The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of this fund are S. Kenneth Leech, Stephen A. Walsh, Mark S. Lindbloom and Carl L. Eichstaedt. Mr. Leech, Mr.Walsh and Mr. Eichstaedt have been employed by Western Asset as portfolio managers for at least the past five years. Prior to joining Western Asset as a portfolio manager in 2006, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1996. Mr. Leech and Mr. Walsh have served as portfolio managers to the fund since its inception in 1990. Mr. Lindbloom and Mr. Eichstaedt have served as portfolio managers to the fund since 2006 and 1994, respectively.

This supplement should be retained with your Prospectus for future reference.

WASX012885